United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 15, 2008

Prospect Medical Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-32203	33-0564370
(Commission File Number)	(IRS Employer Identification No.)

400 Corporate Pointe, Suite 525
Culver City, California	90230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 338-8677

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.                                              Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

(a)           On January 15, 2008 we issued a press release which announced that we were unable to file our Form 10-K for the fiscal year ended September 30, 2007 within a 15-day extension period afforded by Rule 12b-25 that ended on January 15, 2008.

The press release stated that, as previously announced, Prospect’s management and the management of Alta Healthcare System, Inc. (“Alta”) are working together with their respective independent auditors to complete a review and restatement of Alta’s pre-acquisition audited financial statements for the year ended December 31, 2006. In connection with that review and restatement, the Audit Committee of our Board of Directors has retained independent counsel to assist and advise the Audit Committee. The review and restatement process is not yet completed and, as a consequence, we have not yet been able to complete the consolidated financial statements for our fiscal year ended September 30, 2007. As a result, we were unable to file our Form 10-K annual report by either December 31, 2007 or the January 15, 2008 due date provided by the 15-day extension period. We expect to file our fiscal 2007 Form 10-K by February 29, 2008.

As a result of our inability to file the fiscal 2007 Form 10-K by the January 15 deadline or provide investors with financial information for the 2007 fiscal year beyond what has been previously disclosed, The American Stock Exchange notified us on January 15, 2008 that, beginning on January 16, 2008, trading in our common stock will be halted until either the Form 10-K is filed or additional financial information is supplied.

Section 610 of the American Stock Exchange Company Guide requires a listed company to publish and furnish to its shareholders an annual report containing audited financial statements prepared in conformity with the requirements of the Securities and Exchange Commission. Three copies of the report must be filed with the Exchange. Section 1101 of the Company Guide requires a listed issuer to file with the Exchange three copies of all reports and other documents filed or required to be filed with the SEC, and such filing requirement is satisfied by filing such reports and documents through the SEC’s Electronic Data Gathering Analysis and Retrieval system.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits

The following exhibits are filed with the Form 8-K:

Exhibit No.	Description
99.1	Press Release of Prospect Medical Holdings, Inc. dated January 15, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPECT MEDICAL HOLDINGS, INC.

	By:	/s/ Mike Heather
Mike Heather, Chief Financial Officer

Dated: January 22, 2007